LionShares U.S. Equity Total Return ETF Ticker: TOT Listed on NYSE Arca, Inc. Summary Prospectus September 1, 2025 www.lionsharesetf.com
Before you invest, you may want to review the LionShares U.S. Equity Total Return ETF’s (the “Fund”) statutory prospectus and statement of additional information, which contain more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated September 1, 2025, are incorporated by reference into this Summary Prospectus. You can find the Fund’s statutory prospectus, statement of additional information, and other information about the Fund online at www.lionsharesetf.com. You can also get this information at no cost by calling 855-885-7363 or by sending an e-mail request to info@lionsharesetf.com.
Investment Objective
The Fund seeks to provide long-term capital growth.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.22%
Distribution and Service (Rule 12b-1) Fees	0.00%
Other Expenses(1)	0.00%
Acquired Fund Fees and Expenses(1)	0.03%
Total Annual Fund Operating Expenses	0.25%
Fee Waiver(2)	-0.18%
Total Annual Fund Operating Expenses After Fee Waiver	0.07%
(1) Based on estimated amounts for current fiscal year.
(2) LionShares LLC, the Fund’s investment advisor, has contractually agreed to waive a portion of its management fee. The fee waiver will remain in effect through at least September 1, 2026, and may be terminated by the Board of Trustees of Advisor Managed Portfolios upon 60 days’ written notice.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The amounts calculated in the Example would be the same even if the assumed investment was not redeemed at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the fee waiver for only the first year of each period). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$8	$63
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected above in annual fund operating expenses or in the expense example, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.
Principal Investment Strategies of the Fund
The Fund is actively managed and seeks to achieve its investment objective by investing generally in exchange-traded funds (“ETFs”) that seek to track the broad U.S. equity market. The Fund invests in such ETFs in a manner intended to minimize the Fund’s need to make distributions. As a result, the Fund aims to produce returns consistent with the total return of the U.S. equity market.
Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. equity securities and instruments with economic characteristics similar to such securities.
From time to time, instead of investing in ETFs, the Fund may invest in options and/or futures on such ETFs, and in futures on a U.S. equity index, as a means to more effectively get exposure to the broad U.S. equity market in certain circumstances.
The Fund may engage in frequent and active trading as part of its principal investment strategy. The Fund’s holdings may be focused, from time to time, in one or more sectors. For example, at inception the Fund expects that a significant percentage of assets will be subject to exposure from the information technology sector.
Principal Risks of Investing in the Fund
Losing all or a portion of your investment is a risk of investing in the Fund. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Each risk summarized below is considered a principal risk of investing in the Fund, regardless of the order in which it appears, and could affect the value of your investment:
Equity Securities and Market Risk. The risks that could affect the value of the Fund’s shares and the total return on your investment include the possibility that the equity securities held by a Fund will experience sudden, unpredictable drops in value or long periods of decline in value. Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the market generally and on specific securities. Periods of market volatility may occur in response to pandemics or other events outside of the investment advisor’s and sub-advisor’s control. These types of events could adversely affect the Fund’s performance.
Large-Capitalization Companies Risk. Securities of large-capitalization stocks can perform differently from other segments of the equity market or the equity market as a whole. The securities of large-capitalization companies may be relatively mature compared to smaller companies and, therefore, subject to slower growth during times of economic expansion. Large-capitalization companies also may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.
Risk of Investing in ETFs. The Fund’s investments in other ETFs, will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the portfolios of such ETFs, and the value of the Fund’s investment will fluctuate in response to the performance of such portfolios. In addition, shareholders of the Fund will bear both their proportionate share of the fees and expenses of the Fund (including management and advisory fees) and, indirectly, the fees expenses of the other ETFs.
Management Risk. The Fund is actively-managed and may not meet its investment objective based on the investment advisor’s and sub-advisor’s success or failure to implement investment strategies for the Fund. Investment decisions made by the portfolio managers in implementing these investment strategies may not produce the returns expected by the investment advisor and sub-advisor, may cause the Fund’s shares to lose value, or may cause the Fund to underperform other funds with similar investment objectives. The investment advisor’s and sub-advisor’s assessment of the value of a holding and its future value may prove to be incorrect and a holding’s market price may not move in the manner anticipated by the investment advisor and sub-advisor.
New Fund Risk. The Fund is recently organized with no operating history. As a result, prospective investors do not have a track record or history on which to base their investment decision. There can be no assurance that the Fund will grow to or maintain an economically viable size.
ETF Risks.
◦Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent that (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform such functions, shares may trade at a material discount to net asset value (“NAV”), the bid-ask spread could widen, and shares could face trading halts and/or delisting.
◦Costs of Buying or Selling Fund Shares. Due to the costs of buying or selling shares, including brokerage commissions imposed by brokers, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.
◦Shares May Trade at Prices Other Than NAV. As with all ETFs, shares may be bought and sold in the secondary market at market prices. As a result, investors in the Fund may pay significantly more or receive significantly less for shares than the Fund’s NAV. In addition, investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).
Although it is expected that the market price of shares will approximate the Fund’s NAV, there may be times when the market price of shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for shares in the secondary market, in which case such premiums or discounts may be significant and the bid-ask spread could widen.
◦Trading. Although shares are listed for trading on the Exchange and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. In stressed market conditions, the liquidity of shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than shares. This could lead to the Fund’s shares trading at a price that is higher or lower than the Fund’s NAV.
Portfolio Turnover Risk. As a result of its active trading strategy, the Fund may incur higher transaction costs, including dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. This may also results in a higher level of current tax liability to shareholders in the Fund.
Sector Risk. To the extent the Fund’s investments are focused more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

◦Information Technology Sector Risk. Technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market.
Derivatives Risk. Derivative instruments are financial instruments whose value depends upon, or are derived from, the value of an underlying asset, such as a security, index or currency. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying asset. Investing in derivative instruments may be speculative and may involve leverage, liquidity, and valuation risks and the risk of losing more than the principal amount invested.
◦Futures Contract Risk. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the investment advisor’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.
◦Options Risk. Options are instruments whose value is derived from that of other assets, rates, or indexes. The Fund may invest in options that derive their performance from the performance of ETFs invested in the broad U.S. equity market. Since many factors influence the value of an option, including the price of the underlying asset, the exercise price, the time to expiration, the interest rate, and the dividend rate of the underlying asset, the buyer’s success in implementing an option buying strategy may depend on an ability to predict movements in the prices of individual assets, fluctuations in markets, and movements in interest rates. There is no assurance that a liquid market will exist when the buyer seeks to close out any option position.
Small- and Mid-Capitalization Companies Risk. Small- and mid-capitalization stocks tend to perform differently from other segments of the equity market or the equity market as a whole, and can be more volatile than stocks of large-capitalization companies. Small- and mid-capitalization companies may be newer or less established, have limited resources, products and markets, and be less liquid.
Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, and its investment advisor, the sub-advisor and/or other service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.
Options Risk. Options are instruments whose value is derived from that of other assets, rates, or indexes. The Fund may invest in options that derive their performance from the performance of ETFs invested in the broad U.S. equity market. Since many factors influence the value of an option, including the price of the underlying asset, the exercise price, the time to expiration, the interest rate, and the dividend rate of the underlying asset, the buyer’s success in implementing an option buying strategy may depend on an ability to predict movements in the prices of individual assets, fluctuations in markets, and movements in interest rates. There is no assurance that a liquid market will exist when the buyer seeks to close out any option position.
An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by any government agency. As with any investment, the Fund’s returns will vary and you could lose money.

Performance
The Fund is new and, therefore, does not have performance history for a full calendar year. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s returns and comparing the Fund’s performance to a broad measure of market performance. Updated performance information will be available on the Fund’s website at www.lionsharesetf.com.
Management
Investment Advisor: LionShares LLC serves as the Fund’s investment Advisor (the “Advisor”).
Investment Sub-Advisor: Exchange Traded Concepts, LLC serves as the Fund’s sub-advisor (the “Sub-Advisor”).
Portfolio Managers: Todd Alberico, Brian Cooper, Andrew Serowik, and Gabriel Tan serve as the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund and have acted in this capacity for the Fund since its inception in September 2025.
Purchase and Sale of Fund Shares
The Fund issues and redeems Fund shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units for in-kind securities.
Shares of the Fund are listed on the Exchange, and individual shares may only be bought and sold in the secondary market through brokers or dealers at market price, rather than NAV. Because shares trade at market price rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).
Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads will be available on the Fund’s website at www.lionsharesetf.com.
Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income, qualified dividend income or capital gains, unless you invest though a tax-advantaged arrangement, such as a 401(k) plan or an IRA. Distributions on investments made through tax-advantaged arrangements may be taxed later upon withdrawal of assets from those accounts. You should consult your tax advisor about your specific tax situation.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary, the Advisor or other related companies may pay the intermediary for the sale of Fund shares, marketing activities, conferences, the development of technology platforms and reporting systems, or other related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.